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                                                                  Exhibit 1

                                                                  EXECUTION COPY

________________________________________________________________________________

________________________________________________________________________________

                          SECURITIES PURCHASE AGREEMENT

                                  by and among

                              BNS Co., XYGENT, INC.

                                       and

                             HEXAGON HOLDINGS, INC.





                          Dated as of August 16, 2002

________________________________________________________________________________

________________________________________________________________________________

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                          SECURITIES PURCHASE AGREEMENT

     THIS AGREEMENT is made and entered into as of this 16th day of August, 2002 by and among BNS Co., a Delaware corporation (the "Seller" or "BNS"), Hexagon Holdings, Inc., a Delaware corporation (the "Purchaser" or "Buyer"), and Xygent Inc., a Delaware corporation ("Xygent" or "Company").

     WHEREAS, the Seller has agreed to sell to Purchaser, and Purchaser has agreed to purchase, in accordance with this Agreement, (i) 113,206 shares of Common Stock (the "Shares") of Xygent, which represents all of BNS's shares of Xygent and (ii) all the shares of stock of Xygent s.r.l. and Xygent SARL, held directly by Seller (the "Foreign Shares" and together with the Shares, the "Xygent Securities"), all for a total purchase price of $3,000,000.00 (the "Purchase Price"), which shall be paid as set forth below in Sections 1.2 and 1.4;

     NOW THEREFORE, in consideration of, and subject to, the mutual promises, agreements, terms and conditions made herein, and intending to be legally bound, the parties hereto do hereby agree as follows:

SECTION 1.  PURCHASE AND SALE OF SECURITIES.

     1.1. Purchase and Sale of Shares. At the Closing, subject to the terms and conditions of this Agreement and on the basis of the representations and warranties set forth herein, the Seller shall sell to the Purchaser, and the Purchaser shall purchase from the Seller for investment, the Xygent Securities.

     1.2. Payment of Closing Purchase Price. At the Closing, in consideration for the sale of the Xygent Securities, the Purchaser shall pay to the Seller, in immediately available funds, by wire transfer to the account or accounts designated by the Seller, $2,250,000 (the "Closing Purchase Price"). The Purchaser shall also pay the Buyer the Deferred Purchase Price as provided in
Section 1.4 below.

     1.3. The Closing. The closing (the "Closing") of the purchase and sale of the Xygent Securities contemplated hereby shall take place at the offices of the Seller, at 10:00 a.m., Rhode Island time, on August 20, 2002 or at such other date, time and/or location(s) as may be agreed upon by the parties hereto. The date upon which the Closing occurs is referred to in this Agreement as the "Closing Date". At the Closing, the Seller will deliver to the Purchaser the Shares, free and clear of all Liens, with a blank stock power duly executed by the Seller (it being understood that the Shares are represented by two stock certificates, one stock certificate evidencing 100,000 shares and the other stock certificate evidencing 13,206 shares) and the Purchaser will deliver to the Seller the Closing Purchase Price as set forth in Section 1.2 and such certificates and other documents as are contemplated hereby. Following the Closing, the Seller undertakes to work with Purchaser to promptly transfer the Foreign Shares to Buyer. In connection with the Closing, each party hereto shall deliver to the other party such certificates, and other documents as are contemplated hereby.

     1.4. The Deferred Purchase Price.

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         1.4.1. No later than 60 days after the Closing Date (or at such other time as provided for in Sections 1.4.2 or 1.4.4 below), the Purchaser shall pay the Seller $750,000 (the "Deferred Purchase Price"), subject to any adjustment as provided in this Section 1.4, in immediately available funds, by wire transfer to the account or accounts designated by the Seller.

         1.4.2. Xygent's Equity Value (as defined below) is no less than $2,993,000 (the "Target Value"). The term "Equity Value" shall mean the consolidated stockholders' equity of Xygent as of August 16, 2002 after giving effect to the forgiveness or conversion of the Debt (as reflected on the balance sheet) as determined in accordance with GAAP and shall not reflect any adjustments on account of the transaction contemplated by this Agreement. Purchaser shall review in good faith the Company's balance sheet as of August 16, 2002 and within 30 days after the Closing Date shall deliver to Seller a statement in writing of the Equity Value (the "Statement") if, and only if, Purchaser's review indicates that the Equity Value is less than the Target Value. Seller shall have 10 days to accept (an "Acceptance") or object in writing to the Statement (an "Objection"). In the event that Seller accepts the Statement, then the Deferred Purchase Price shall be reduced dollar-for-dollar by the amount that the Equity Value on the Statement is less than the Target Value (but in no event shall the Deferred Purchase Price be reduced by more than $750,000) and shall pay the Deferred Purchase Price to the Seller within two Business Days following the delivery of the Acceptance in accordance with
Section 1.4.1.

         1.4.3. If Seller objects to the Statement, then the issues in dispute will be submitted within 10 days after the delivery of the Seller's Objection to a nationally recognized accounting firm (which firm shall be independent from both Purchaser and Seller and their respective affiliates) to be agreed upon in good faith by the Seller and Purchaser (the "Accountants") for resolution. If issues in dispute are submitted to the Accountants for resolution, (i) each party will furnish to the Accountants such work papers and other documents and information relating to the disputed issues as the Accountants may request and are available to that party (or its independent public accountants), and will be afforded the opportunity to present to the Accountants any material relating to the determination and to discuss the determination with the Accountants; (ii) the determination by the Accountants, as set forth in a written notice delivered to both Purchaser and Seller by the Accountants (which shall be delivered no later than 10 days or such longer period to be agreed upon by the parties after the submission of the dispute to the Accounts), will be binding and conclusive on Purchaser and Seller; and (iii) Purchaser and Seller will each bear 50% of the fees of the Accountants for such determination.

         1.4.4. If the Accountants' final determination of the Equity Value ("Final Equity Value") is less than the Target Value, then the Deferred Purchase Price shall be reduced dollar-for-dollar by the amount that the Final Equity Value is less than Target Value (but in no event shall the Deferred Purchase Price be reduced more than $750,000) and Purchaser shall pay in accordance with
Section 1.4.1 the Deferred Purchase Price to the Seller on the second Business Day following the delivery of the Accountants' final determination.

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         1.4.5. Purchaser's sole remedy for any adjustment to the Equity Value shall be under this Section 1.4 and in no event shall Purchaser be entitled to recover under Section 6 for any Buyer Losses which were adjusted pursuant to this Section 1.4.

     1.5. Intercompany Debt. Xygent's intercompany debt owed to Seller in the principal amount of $3,500,000 shall be forgiven at the Closing (the "Debt").


SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

     The Purchaser represents and warrants to the Seller as follows:

     2.1. Investment Intent. The Purchaser is acquiring the Xygent Securities for its own account for the purpose of investment and not as a nominee or agent and not with a view to the distribution of any part thereof. The Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the Xygent Securities. The Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any of the Xygent Securities.

     2.2. Restricted Securities. The Purchaser understands that the Xygent Securities may not be sold, transferred, or otherwise disposed of without registration under the Securities Act, or an exemption therefrom, and that in the absence of an effective registration statement covering the Xygent Securities or an available exemption from registration under the Securities Act, the Xygent Securities must be held indefinitely.

     2.3. Accredited Investor. The Purchaser is an "accredited investor" as that term is defined in Rule 501(a) promulgated pursuant to the Securities Act.

     2.4. Authorization of Agreement. The Purchaser has the full legal right, power and authority to execute and deliver this Agreement and to consummate the transaction contemplated hereby. No further authorization, whether corporate or otherwise, is necessary on the part of the Purchaser to consummate the transactions contemplated hereby.

     2.5. Valid and Binding Agreement. This Agreement constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except to the extent limited by bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally and general principles of equity.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE SELLER and XYGENT.

           In connection with the sale of the Xygent Securities to the Buyer, and in order to induce the Buyer to enter into this Agreement, each of Seller and Xygent hereby represents and warrants to Buyer, as follows:

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           3.1  Organization, Good Standing and Qualification. The Company is a
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to conduct its business as conducted on the date hereof. The Company is duly qualified to operate its business as a foreign corporation under the laws of each jurisdiction where the nature of its businesses or the location of its properties makes such qualification necessary and the failure to be so qualified would have a Material Adverse Effect.

           3.2  Capitalization.

                (a) The Company's authorized capital stock consists of 400,000 shares of Common Stock, of which 146,460 are validly issued and outstanding. All such issued and outstanding shares of Common Stock are fully paid and nonassessable, and have been issued in full compliance with all applicable laws, rules, regulations and ordinances.

                (b) Except (a) for the options set forth on the Schedule 3.2(b) issued under Xygent's option plan and (b) as set forth in the Hexagon Stock Purchase Agreement and the BNS Stock Purchase Agreement, there exist no (i) outstanding options, warrants or rights to purchase or subscribe for any equity securities or other ownership interests of the Company, (ii) obligations of the Company, whether absolute or contingent, to issue any shares of equity securities or other ownership interests, or (iii) indebtedness or securities directly or indirectly convertible into any equity securities of the Company. Except as set forth in the Stockholders' Agreement, no person is entitled to any preemptive or similar right with respect to the issuance of any equity securities of the Company.

           3.3 Valid and Binding Agreement. This Agreement constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except to the extent limited by bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally and general principles of equity.

           3.4 No Breach of Statute or Contract. Neither the execution and delivery of this Agreement by Seller, nor compliance with the terms and provisions of this Agreement by the Seller, will: (a) to its best knowledge violate any statute or regulation of any governmental authority, domestic or foreign, affecting Seller or Xygent; (b) require the issuance of any authorization, license, consent or approval of any federal or state governmental agency or any other person; or (c) conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree, agreement or instrument to which Seller or Xygent is a party, or by which Seller or Xygent is bound, or constitute a default thereunder, except for, in the case of clauses (a) and (c), violations or conflicts which, individually or in the aggregate, or, in the case of clause (b), where failure to obtain such authorization, license, consent, or approval, individually or in the aggregate, would not be reasonably likely to (x) have a Material Adverse Effect, (y) impair, in any material respect, the ability of Seller to perform its obligations under this Agreement, or (z) prevent or materially delay the consummation of the transactions contemplated by this Agreement.

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           3.5  Title to Shares.

           (a) The Shares owned and held are owned by Seller, free and clear of any lien, claim, restriction upon transfer (other than pursuant to applicable securities laws or pursuant to the BNS Stock Purchase Agreement or the Stockholders' Agreement), option, charge, security interest or other encumbrance.

           (b) Upon delivery by Seller of the certificates representing the Shares owned and held by Seller pursuant to this Agreement, and assuming Buyer acquires such Shares without knowledge of any adverse claim thereto, Buyer will acquire good and valid title to the Shares, free and clear of any Lien.

           3.6 Authorization of Agreement. The Seller has the full legal right, power and authority to execute and deliver this Agreement and to consummate the transaction contemplated hereby. No further authorization, whether corporate or otherwise, is necessary on the part of the Seller to consummate the transactions contemplated hereby.

           3.7 Ownership of Business. Xygent has good and marketable title to, or a valid leasehold interest in, to all of its tangible properties and tangible assets (other than with respect to the matter set forth in Schedule 3.7), and such tangible properties and tangible assets are all of the tangible assets or tangible properties necessary in the operation of the business as it currently exists except for immaterial Liens, Liens for current taxes not yet due or Liens imposed pursuant to any lease agreement for office equipment, office space or automobiles.

           3.8 Balance Sheet. The Seller has caused the Company to deliver to the unaudited balance sheet for period ending June 30, 2002, as attached in
Schedule 3.8 hereto (the "June 30 Balance Sheet"). The June 30 Balance Sheet has been prepared from the books and records of Xygent in accordance with GAAP applied on a consistent basis throughout the periods covered thereby subject to normal adjustments in the ordinary course and the June 30 Balance Sheet present fairly in all material respects the financial condition of Xygent as of such date. All accounts, books, ledgers and official and other records material to Xygent's business have been fully, properly and accurately kept in all material respects; and fairly and accurately reflect the financial position of Xygent.

           3.9  No Material Changes. From July 1, 2002 to the date hereof:

           (a) the Company has not issued any stock, notes or other corporate securities or granted any options, warrants or rights calling for the issue thereof (other than any options set forth on Schedule 3.2(b) or the Debt);

           (b) the Company has not conducted its business or entered into any contract or agreement other than in the Ordinary Course of Business consistent with past practice;

           (c) there has been no damage, destruction or other casualty loss to or forfeiture of any portion of the property or assets of the Company which, after giving effect to payments under applicable insurance policies, has had a Material Adverse Effect;

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           (d)  there has been no material increase in, or plan or commitment to increase, the compensation payable or to become payable to any of the Company `s officers or employees;

           (e) except for the Debt, there has been no guarantee or indebtedness for borrowed money incurred or committed to by the Company, (i) other than guarantees or indebtedness incurred or committed to in the Ordinary Course of Business and (ii) other than indebtedness in an aggregate amount not exceeding $10,000;

           (f) the Company has undertaken no capital expenditures or commitments to make capital expenditures in excess of $10,000 individually or $50,000 in the aggregate;

           (g) the Company has not entered into or amended material employment, consulting, severance, compensation or similar agreement with any individual (other than with respect to employees of the Foreign Subsidiaries) or any agreement with any labor union or association representing any employee or any employee benefit plan or arrangement. Schedule 3.9(g) lists all of the current employees of the Company and its Foreign Subsidiaries; and

           (h) the Company has not acquired, nor disposed, nor encumbered (nor has it agreed to acquire, dispose of encumber) any substantial assets or property, real or personal, of the Company other than in the Ordinary Course of Business, or delivered or paid any in-kind dividend on or made any other in-kind distribution in respect of the Shares.

It is being understood in connection with the foregoing representation and warranty that the Company has had virtually no sales and continues to lose money.

           3.10 Tax Matters

           (a) The Company has filed all Tax Returns that it was or is required to file, and all such Tax Returns were correct and complete in all material respects. All Taxes owed by the Company (whether or not shown on any Tax Return) have been paid (except for Taxes not yet due and payable) and all Taxes required under GAAP to be accrued in the books and records of the Company have been adequately reflected in the Company's books of account. The Company currently is not the beneficiary of, or subject to, any extension of time within which to file any Tax Return.

           (b) There is no material dispute or claim concerning any Tax liability of the Company, either claimed or raised, or, to the knowledge of Seller, threatened by any governmental body, nor to the knowledge of Seller is there any basis for such a claim of liability.

           3.11 No Litigation. There is no suit, action, arbitration, or legal, administrative or other proceeding, or governmental investigation (including, without limitation, any claim alleging the invalidity, infringement or interference of any Intellectual Property or rights thereunder owned or licensed by the Company) pending, or to the knowledge of Seller, threatened, by or against the Company or any property or rights of the Company that relates in any material way to the business or value of the Shares.

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         3.12 Intellectual Property.

         (a) To the Seller's best knowledge, the Company owns or otherwise has the right to use all Intellectual Property for the operation of the Company's business as presently conducted, including all Intellectual Property relating to the XactMeasure software product as currently distributed by the Company. The Company's patents, trademarks and domain names are set forth on Schedule 3.12(a).

         (b) To the Seller's best knowledge, there has been no unauthorized use, disclosure, infringement or misappropriation of any Intellectual Property rights of the Company and the Company has received no notice that the use by the Company of the Intellectual Property currently used in operating its business infringes any Intellectual Property rights of any third parties.

         (c) The Company is not, nor will it be, as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, in material breach of any license, sublicense or other agreement relating to the Intellectual Property rights of the Company or Intellectual Property rights of any third parties.

         (d) The Company has taken reasonable steps in accordance with normal industry practice to maintain the confidentiality of the Company's material trade secrets and other confidential Intellectual Property.

         3.13 Absence of Undisclosed Liabilities. Except (i) as disclosed in Schedules to this Agreement, (ii) the existing agreements and standard licenses set forth on Schedule 3.13 (as to which licenses the Company has no knowledge of claims relating thereto), (iii) arising in the Company's Ordinary Course of Business, (iv) as set forth on the June 30 Balance Sheet or (v) the Debt, to the best knowledge of Seller there are no liabilities or obligations (including, without limitation, any tax liabilities or accruals) of the Company, that are, in the aggregate, material to the Company's business or which could have Material Adverse Effect.

SECTION 4. CLOSING CONDITIONS OF THE PURCHASER.

    The Purchaser's obligation to consummate the Closing is subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

    4.1. Representations and Warranties. All representations and warranties of the Seller contained in this Agreement shall be true and correct on and as of the Closing Date as if made on such date.

    4.2. Performance by the Seller. The Seller shall have performed or complied with all obligations and covenants required by this Agreement to be performed or complied with by it prior to or at the Closing.

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SECTION 5. CLOSING CONDITIONS OF THE SELLER

    5.1. Representations and Warranties. All representations and warranties of the Purchaser contained in this Agreement shall be true and correct on and as of the Closing Date as if made on such date.

    5.2. Performance by the Purchaser. The Purchaser shall have performed or complied with all obligations and covenants required by this Agreement to be performed or complied with by it prior to or at the Closing.

SECTION 6. INDEMNIFICATION

    6.1 Survival of Representations and Warranties. The representations and warranties of each party hereto shall survive the Closing and remain operative and in full force and effect but only to the extent provided in Section 6.2 or
6.3 regardless of any investigation made by or on behalf of any other party hereto, any person controlling any such party or any of their officers or directors, whether prior to or after the execution of this Agreement. Except as expressly set forth in this Agreement, Seller and Xygent make no representations or warranties, whether express or implied, and disclaim all other representations and warranties.

    6.2 Indemnity by Seller. Seller hereby agrees to indemnify, defend and hold harmless Buyer and its directors, officers, employees, agents and affiliates (the "Buyer Indemnitees") against and in respect of, and pay and reimburse the Buyer Indemnitees for, all liabilities, damages, losses (other than diminution of value), expenses, and costs (including reasonable attorneys' and accountants' fees and expenses), whether or not resulting from third party claims, net of any insurance proceeds received (collectively, "Buyer Losses"), as a result of or arising out of (a) the inaccuracy of any representation or warranty made by Seller herein (b) any breach or nonfulfillment after the Closing of any agreement or covenant of Seller contained herein or in any agreement or instrument required to be entered into in connection herewith that survives the Closing; (c) any lawsuit or claim by any shareholder of Seller in its capacity as a shareholder of Seller relating to or in any way arising out of the transactions contemplated by this Agreement, except to the extent any such lawsuit or claim arises from a breach of this Agreement by Buyer. Seller shall be required to indemnify and hold harmless the Buyer Indemnitees under this
Section 6.2 with respect to a particular Buyer Loss attributable or arising out of any breach of the representations or warranties of Seller under this Agreement only in the event that the aggregate amount of all Buyer Losses theretofore incurred exceeds the amount of $150,000 (the "Basket"). In the event that the aggregate amount of Buyer Losses exceeds such Basket, all Buyer Losses, including Buyer Losses taken into account for purposes of determining whether such Basket has been met, will be subject to indemnification. In no event shall the amount of Buyer Losses required to be indemnified by Seller under the provisions of this Section 6.2 exceed $1,500,000. Nothing in the preceding three sentences shall limit Seller's liability under this Section 6.2 for Buyer Losses attributable or arising out of any fraud by Seller. The indemnification provided for in this Section 6.2 shall terminate on August 16, 2003 (and no claims shall be made by any Buyer Indemnitee under this Section 6.2 thereafter) except that:
(i) any Buyer Loss of which any

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Buyer Indemnitee has notified Seller in accordance with the requirements of
Section 6.4 on or prior to the date such indemnification would otherwise terminate in accordance with this Section 6.2, as to which the obligation of Seller shall continue until the liability of Seller shall have been determined pursuant to this Section 6.2 or Seller shall have reimbursed the Buyer Indemnitees for the full amount of such Buyer Loss in accordance with this
Section 6.2; (ii) the indemnification and payments by Seller shall continue until the expiration of the applicable statute of limitations as to Buyer Losses attributable to or arising out of any fraud by Seller; and (iii) the indemnification and payments by Seller shall continue until the expiration of the applicable statute of limitations as to Buyer Losses attributable to or arising out of a breach of any representations or warranties of Seller contained in Sections 3.2, 3.5 or 3.6 of this Agreement; provided, however, that a Buyer Indemnitee shall not be entitled to indemnification from Seller in the event that the subject claim for indemnification relates to any claim and such Buyer Indemnitee delayed giving notice thereof to Seller to such an extent as to cause material prejudice to the defense of such claim. The indemnity provided by this
Section 1.4 is subject to Section 1.4.5

    6.3 Indemnity by Buyer. The Buyer shall defend, indemnify and hold harmless Seller and its directors, officers, employees, agents and affiliates (the "Seller Indemnitees") against and in respect of, and pay and reimburse the Seller Indemnitees for, any and all claims, losses (other than diminution of value), costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including costs of investigation, interest, penalties and reasonable attorneys' fees, that Seller may incur, sustain or suffer ("Seller Losses") resulting from or arising out of (a) the inaccuracy of any representation or warranty made by Buyer herein that survives the Closing or (b) any breach or nonfulfillment after the Closing of any agreement or covenant of Buyer contained in this Agreement. The indemnification provided for in this
Section 6.3 shall terminate on August 16, 2003 (and no claims shall be made by the Stockholders under this 6.3 thereafter) except that (i) any Seller Loss of which Seller has notified the Buyer in accordance with the requirements of
Section 6.4 on or prior to the date such indemnification would otherwise terminate in accordance with this Section 6.3, as to which the obligation of the Buyer shall continue until the liability of the Buyer shall have been determined pursuant to this 6.3 or the Buyer shall have reimbursed Seller for the full amount of such Seller Loss in accordance with this Section 6.3 and (ii) the indemnification and payments by Buyer shall continue until the expiration of the applicable statute of limitations as to Seller Losses attributable to or arising out of any fraud; provided, however, that a Seller Indemnitee shall not be entitled to indemnification from Buyer in the event that the subject claim for indemnification relates to any claim and such Seller Indemnitee delayed giving notice thereof to Buyer to such an extent as to cause material prejudice to the defense of such claim.

    6.4 Procedure for Indemnification. A claim for indemnification may be asserted by prompt notice to the party from whom indemnification is sought.

    6.5 Matters Involving Third Parties. (a) If any third party shall notify a Buyer Indemnitee or Seller Indemnitee (the "Indemnified Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against the Buyer or Seller (the

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"Indemnifying Party") under this Section 6, then the Indemnified Party shall promptly notify the Indemnifying Party thereof in writing as provided above.

         (b) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice so long as (i) the Indemnifying Party notifies the Indemnified Party in writing of its election to defend and (ii) the Indemnifying Party conducts the defense of the Third Party Claim diligently. In the event that the Indemnified Party shall in good faith determine that it may have available to it one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to the Indemnifying Party in respect of a claim subject to indemnification hereunder, the Indemnified Party shall have the right at all times to take over and assume control of the defense, settlement, negotiations or litigation relating to any such claim at the sole cost of the Indemnifying Party, provided that if the Indemnified Party does so take over and assume control, the Indemnified Party shall not settle such claim or litigation without the written consent of the Indemnifying Party, such consent not to be unreasonably withheld.

         (c) So long as the Indemnifying Party is conducting the defense of the Third Party Claim diligently, (i) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, and (ii) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party, such consent not to be unreasonably withheld.

         (d) In the event that the Indemnifying Party does not diligently conduct the defense, (i) the Indemnified Party may defend against the Third Party Claim and (ii) the Indemnifying Party will remain responsible for any losses the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or cause by the Third Party Claim to the extent provided in this Section 6.

         (e) Except with the prior written consent of the Indemnified Party, which shall not be unreasonably withheld, no Indemnifying Party, in the defense of any such claim or litigation, shall consent to entry of any judgment or enter into any settlement if such judgment or settlement provides for injunctive or other nonmonetary relief affecting the Indemnified Party or that does not include as an unconditional term thereof the giving by each claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation.

         6.6 Exclusive Remedies. Except for the indemnity set forth in Section 7.1, this Section 6 shall provide the sole and exclusive remedy for any and all Losses whether sustained by Buyer (i.e., Buyer Losses) or Seller (i.e., Seller Losses) or their successor or assigns; provided that the foregoing shall not limit the right of the parties to such equitable remedies that may be available or any party's remedies in respect of fraud by the other party in connection herewith.

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SECTION 7. OTHER MATTERS

    7.1. Seller Health and Welfare Plans. Xygent shall be responsible for the health and welfare plans for the Xygent employees after the Closing. The Buyer shall cause Xygent to indemnify the Seller for any costs or liabilities incurred by Seller in connection with the provision of any health and welfare benefits for Xygent employee after the Closing under the Seller's health and welfare plans

    7.2. Termination of Certain Agreements. The parties agree that effective as of the Closing, the Stockholders' Agreement, the Hexagon Stock Purchase Agreement and the BNS Stock Purchase Agreement shall each be terminated without liability to any party. Prior to the termination of the Stockholders' Agreement, the Company, Buyer and Seller hereby waive any rights that each may have under such Agreement with respect to the transactions contemplated by this Agreement.

    7.3. Directors. As of the Closing, Andy Genor, Elisa DePina, Howard Fuguet, and Robert Held shall cease to hold any position (whether as an officer or director) with Xygent and its Foreign Subsidiaries and to the extent that such individuals have not resigned as of the Closing, the parties shall take all such action as is required to remove such individuals from their respective positions effective as of the Closing.

    7.4. Further Assurances. Each party undertakes to take such actions as may be reasonably required to give effect to the transactions contemplated by this Agreement, including without limitation, releasing and holding Seller harmless of any obligations of the Seller with respect to Xygent and its operations which may remain post-closing. It is understood, however, that the parties are not immediately aware of any such obligations.

SECTION 8. DEFINITIONS.

    8.1. Certain Defined Terms. As used herein, the following terms shall have the meaning herein specified:

    "Agreement" means this Securities Purchase Agreement.

    "BNS Stock Purchase Agreement" means the Stock Purchase Agreement, dated as of April 8, 2002, as in effect from time to time, between Xygent and Seller.

    "Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of Rhode Island or is a day on which banking institutions located in Providence, Rhode Island are authorized or required by law or other governmental action to close.

    "Closing" has the meaning set forth herein at Section 1.3.

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     "Closing Date" has the meaning set forth herein at Section 1.3.

     "Foreign Subsidiaries" shall be Xygent s.r.l, an Italian company, Xygent GmbH, a German company, Xygent (UK) Limited, an English company, and Xygent SARL, a French company.

     "Hexagon Stock Purchase Agreement" means the Stock Purchase Agreement, dated April 27, 2001, as in effect from time to time, between Xygent, Buyer and Seller

     "Intellectual Property" means patents, patent applications, copyrights, trade secrets, inventions, know-how, trademarks, service marks, trade names, and rights of privacy and publicity.

     "Lien" means any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

     "Material Adverse Effect" means a material adverse effect on the assets, results of operations, or financial condition of the Company or its business; provided that any adverse effect that is covered by conditions affecting the economy generally or in the industry in which the Company operates shall not be taken into account in determining whether there has been a Material Adverse Effect.

     "Ordinary Course of Business" means the ordinary course of business of the Company consistent with past custom and practice (it is being understood that the Company has had virtually no sales and continues to lose money).

     "Person" means and includes any individual, partnership, joint venture, corporation, limited liability company, trust, joint-stock company, unincorporated entity, organization or other legal entity.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Stockholders Agreement" means the Stockholders' Agreement dated as of April 27, 2001, as in effect from time to time, among Xygent, Purchaser and Seller.

     "Tax" means any federal, state, local and foreign profits, franchise, gross receipts, payroll, employment, sales, use, property, withholding, excise and other tax, duty or assessment of any nature whatsoever, together with all interest, penalties and additions imposed with respect thereto. "Taxes" shall mean the plural of Tax. The term "taxable" shall have a correlative meaning.

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         "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto and including any amendment thereof.

SECTION 9. MISCELLANEOUS

     9.1. Amendments and Waivers. The parties hereto may amend, modify, terminate, waive or consent to any provision of this Agreement if such amendment, modification, termination, waiver or consent is set forth in a writing signed by all the parties hereto.

     9.2. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, sent via a nationally recognized overnight courier, or via facsimile. Such notices, demands and other communications will be addressed and directed to the parties listed below as follows:

     If to Seller or Xygent (pre-Closing), to: BNS Co., 275 West Natick Road, Warwick, Rhode Island 02886, fax: (401) 244-0022, Att: President. With a copy to: Ropes & Gray, One International Place, Boston, MA 02110, fax: (617) 951-7050, Att: Howard K. Fuguet.

     If to Buyer or Xygent (post-Closing), to: Hexagon AB, Kronobryggan, S-261 31, Landskrona, Sweden, fax: +46 418 44 92 08, Att: Jack Beagley. With a copy to: Mannheimer Swartling Advokatbyra, Box 1384, 251 13 Helsingborg, Sweden, fax:
+46 42 489 22 01, Att: Johnny Andersson.

or to such successor entity, other address or to the attention of such other Person as the recipient party shall have specified by prior written notice to the sending party; provided that the failure to deliver copies of notices as indicated above shall not affect the validity of any notice. Any such communication shall be deemed to have been received (i) when delivered, if personally delivered, (ii) one Business Day after being sent by nationally recognized overnight courier, (iii) in the case of transmission by facsimile, when confirmation of receipt is obtained, or (iv) on the third Business Day following the date on which the piece of mail containing such communication is posted if sent by certified or registered mail.

     9.3. Severability. If and to the extent that any provision in this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions of the Agreement or obligations of the parties hereto under such provisions, or of such provision or obligation in any other jurisdiction, or of such provision to the extent not invalid, illegal or unenforceable shall not in any way be affected or impaired thereby.

     9.4. Heading. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

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     9.5.  Applicable Law. This Agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Rhode Island without regard to the principles of conflicts of laws.

     9.6. Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of the parties hereto and such successors and permitted assigns. No party may assign this Agreement without the consent of the other parties.

     9.7. Consent to Jurisdiction and Service of Process. All judicial proceedings arising under or with respect to this Agreement must be brought in a State or Federal Court of competent jurisdiction in the State of Rhode Island, and by execution and delivery of this Agreement, the parties hereto accept for themselves and in connection with their properties, generally and unconditionally, the jurisdiction of the aforesaid courts, and irrevocably agree to be bound by any judgment rendered thereby in connection with this Agreement, subject, however, to rights of appeal. The parties hereto hereby agree that service upon it in any manner provided in Section 9.2 shall constitute sufficient notice, such service being hereby acknowledged by the parties hereto to be effective and binding service in every respect.

     9.8. WAIVER OF JURY TRIAL. THE PARTIES HERETO WAIVE, TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER DOCUMENT OR TRANSACTION CONTEMPLATED HEREBY OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT OF ANY OF THE FOREGOING.

     9.9. Counterparts; Effectiveness. This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution and delivery of a counterpart hereof by each of the parties hereto.

     9.10. Entirety. This Agreement and the Schedules thereto embody the entire agreement among the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof and thereof.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the respective duly authorized officers of the undersigned as of the date first written above.

                                          HEXAGON HOLDINGS, INC.

                                          By:  /s/  Ola Rollen
                                               ---------------------------------
                                               Name: Ola Rollen
                                               Title: Chairman

                                          BNS Co.

                                          By:  /s/ Andrew C. Genor
                                               -----------------------------
                                               Name:  Andrew C. Genor
                                               Title: President and CEO

                                          XYGENT INC.

                                          By:  /s/ Andrew C. Genor
                                               -----------------------------
                                               Name:  Andrew C. Genor
                                               Title: President and CEO